Exhibit 99.1

SiTime Corporation Announces Proposed Convertible Senior Notes Offering

SANTA CLARA, Calif., May 19, 2026 — SiTime Corporation (“SiTime”) (NASDAQ: SITM), the Precision Timing company, today announced its intent to offer, subject to market conditions and other factors, $1.1 billion aggregate principal amount of Convertible Senior Notes due in 2031 (the “Notes”) in an underwritten offering (the “Offering”). SiTime also intends to grant the underwriters of the Notes a right to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $150 million aggregate principal amount of Notes, solely to cover over-allotments, if any.

The Notes will be general unsecured obligations of SiTime, with any interest payable semiannually in arrears and will mature on June 15, 2031, unless earlier converted, redeemed or repurchased. Upon conversion, SiTime will pay or deliver cash, shares of SiTime’s common stock, par value $0.0001 per share (“common stock”), or a combination of cash and shares of common stock, at its election. The interest rate, initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering.

SiTime expects to use the net proceeds from the Offering (i) to pay for a portion of the cash consideration of the acquisition of certain assets related to the timing business of Renesas Electronics Corporation as announced on February 4, 2026 (the “Acquisition”), (ii) to pay the cost of the capped call transactions described below and (iii) the remainder, if any, for general corporate purposes, which may include working capital, operating expenses, capital expenditures and general and administrative expenses. If the underwriters exercise their over-allotment option, SiTime expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions and the remainder for general corporate purposes as described above.

In connection with the pricing of the Notes, including the potential over-allotment Notes, SiTime expects to enter into capped call transactions with one or more of the underwriters or affiliates thereof and/or other financial institutions (the “Option Counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of common stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to the common stock upon any conversion of Notes and/or offset any cash payments SiTime is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, SiTime expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the Notes, including with certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling common stock or other securities of SiTime in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the 40-trading day period beginning on the 41st scheduled trading day prior to the maturity date of the Notes, or, to the extent SiTime exercises the relevant election under the capped call transactions, following any repurchase, redemption or conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the Notes which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of its Notes.

The Notes are being offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-277373), including a base prospectus, that was previously filed by SiTime and became effective under the rules of the Securities and Exchange Commission (the “SEC”) on February 26, 2024. A preliminary prospectus supplement relating to the Offering will be filed with the SEC and will be available on the website of the SEC at www.sec.gov. When available, copies of the preliminary prospectus supplement and accompanying prospectus relating to the Offering may be obtained from: Wells Fargo Securities: 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, by telephone at 800-645-3751 (option #5), by e-mail at WFScustomerservice@wellsfargo.com and Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com. Before investing in the Offering, you should read in their entirety the preliminary prospectus supplement and the accompanying prospectus and the other documents that SiTime has filed with the SEC that are incorporated by reference in the preliminary prospectus supplement and the accompanying prospectus, which provide more information about SiTime and the Offering.

Wells Fargo Securities, Goldman Sachs & Co. LLC, Barclays, UBS Investment Bank and Morgan Stanley are acting as book-running managers for the Offering. HudsonWest LLC is acting as financial advisor to SiTime.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About SiTime

SiTime Corporation is the Precision Timing company. Our semiconductor MEMS programmable solutions offer a rich feature set that enables customers to differentiate their products with higher performance, smaller size, lower power and better reliability. With more than 4 billion devices shipped, SiTime is changing the timing industry.

About Precision Timing – Timing is the heartbeat of all electronics, ensuring performance, resilience and scalability. For decades, quartz devices, non-silicon technology, have kept systems in sync, but they struggle in harsher, more demanding environments. MEMS-based Precision Timing delivers greater accuracy, smaller size and resilience. Today, MEMS timing powers over 400 applications, including high-growth ones in AI datacenters, automated driving, industrial and humanoid robots, wearables and IoT.

Forward-Looking Statements

The information set forth in this press release contains certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed Offering, including statements concerning the proposed and the anticipated completion, timing and size of the proposed Offering of the Notes, the capped call transactions, the anticipated use of proceeds from the Offering, the closing of the Acquisition, and the potential impact of the foregoing or related transactions on dilution to holders of the common stock and the market price of the common stock or the Notes or the conversion price of the Notes. These forward-looking statements are based on SiTime’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause SiTime’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. Other risk factors include those that are discussed under the heading “Risk Factors” in SiTime’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and other filings made with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

Contacts

SiTime Corporation

Beth Howe

Chief Financial Officer

Investor.relations@sitime.com

Shelton Group

Leanne Sievers | Brett Perry

sitim-ir@sheltongroup.com

Source: SiTime Corporation